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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  August 1, 1996


                              SEGUE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    0-27794
                                --------------
                                 (Commission
                                 File Number)


               Delaware                       95-4188982
            --------------                -----------------
          (State or other               (IRS Employer
          jurisdiction of               Identification No.)
          incorporation)


                              1320 Centre Street
                           Newton Centre, MA  02159
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              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code:  (617) 796-1000


                                   N/A
        --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.
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     As previously disclosed on July 1, 1996 in a press release, Softbridge,
Inc. ("Softbridge") filed a complaint in the Superior Court for the Commonwealth of Massachusetts captioned Softbridge, Inc. v. Laurence Kepple et al.,
                           ----------------    -------------------------
(Middlesex Superior Court C.A. No. 96-3852) on June 28, 1996. The defendants in the complaint are Segue Software, Inc. (the "Company"), four current employees of the Company, and one former employee of the Company. In its complaint Softbridge alleges, among other things, that the five individual defendants, who terminated their employment with Softbridge in 1991 and 1992, violated certain non-competition agreements when they began working for the Company. Softbridge also alleges that four of the individual defendants brought with them certain trade secrets and proprietary information belonging to Softbridge and made use of those trade secrets and proprietary information in developing a software product for the Company. Based on those allegations, Softbridge has made claims against the individual defendants for breach of contract and against the Company for unfair competition, misappropriation of trade secrets, intentional interference with contract, unjust enrichment, and to reach and apply any Company funds available to indemnify the individual defendants. Pursuant to agreements between the Company and the current and former employees, the Company may be required to indemnify the current and former employees against expenses, judgements and amounts paid in settlement of the claim. Softbridge has not alleged a specific amount of damages in their complaint. As the litigation commenced only recently, the Company is still investigating these claims and is not able to determine at this time what the outcome of such litigation will be or what effect it may have upon the Company. All five individual defendants have denied Softbridge's allegations, and based on those denials and other information known to date, the Company expects to vigorously contest all claims made against it in this litigation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SEGUE SOFTWARE, INC

Date:  August 1, 1996               /s/ J. Jeffrey Bingenheimer
                                    ---------------------------
                                    J. Jeffrey Bingenheimer
                                    Chief Financial Officer

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